UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2022, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Articles of Incorporation, as previously amended (“Articles of Incorporation”), with the Secretary of State of the State of Florida, to effect a reverse stock split of the Company’s common stock, $0.001 par value per share (“Common Stock”), at a rate of 1-for-30 (the “Reverse Stock Split”).

The Reverse Stock Split will be effective on December 9, 2022. The Common Stock and warrants (the “Warrants”) will be continued to be quoted on the Nasdaq Capital Market under the symbols “GROM” and “GROMW,” respectively, and will start trading on a post-split basis on December 9, 2022. The Company’s post-reverse split Common Stock and Warrants have new CUSIP numbers, 39878L407 and 39878L126, respectively, but the par value and all other terms of the Common Stock and Warrants were not affected by the Reverse Stock Split. No fractional shares will be issued as a result of the Reverse Stock Split. In lieu thereof, fractional shares were rounded up to the nearest whole share.

The Company’s transfer agent, Equiniti Trust Company, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of certificates of Common Stock.

As a result of the Reverse Stock Split, the number of shares of the Company’s Common Stock that may be purchased upon exercise of outstanding warrants, options, or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, have also be ratably adjusted in accordance with their terms.

The foregoing description of the Amendment and the Reverse Stock Split set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment. A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of the Company, filed on December 6, 2022, effective as of December 9, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: December 8, 2022	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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